SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              ULTRONICS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                     ---------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        1)   Title of each class of securities to which transaction applies:
        2)   Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)   Proposed maximum aggregate value of transaction:
        5)   Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:
        2)   Form, Schedule or Registration Statement No.:
        3)   Filing Party:
        4)   Date Filed:

                              ULTRONICS CORPORATION
                          3191 Temple Avenue, Suite 250
                            Pomona, California 91768

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 March 10, 2005

TO THE SHAREHOLDERS OF ULTRONICS CORPORATION:

A special meeting of the shareholders of Ultronics Corporation, a Nevada corporation (the "Company"), will be held at the offices of the Company at 3191 Temple Avenue, Suite 250, Pomona, California 91768 on March 10, 2005 at 11 a.m. Pacific Time, for the following purpose:

     o To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "GEM, Inc."; and

     o To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the total authorized shares of stock of the Company from 25,000,000 to 250,000,000, of which 200,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value, with the Board of Directors having the authority to provide for the issuance of such Preferred Stock in series and to fix and state their powers, designations, preferences and rights.

     o To consider and vote upon a proposal to amend and restate the Company's Articles of Incorporation in their entirety, to include, among other things, indemnification of directors, provisions for the conduct of and voting by shareholders, and shareholder information requirements.

Only shareholders of record at the close of business on February 17, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card. All shareholders are invited to attend the meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS,



                              Timothy J. Koziol, Chief Executive Officer

February 18, 2005

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THE PROXY CARD IS ATTACHED AS EXHIBIT B TO THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT

                              ---------------------

                              ULTRONICS CORPORATION
                          3191 Temple Avenue, Suite 250
                            Pomona, California 91768

                              ---------------------


                         SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March 10, 2005

                              ---------------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of Ultronics Corporation (the "Company") common stock, par value $0.001 per share, in connection with the solicitation of proxies by the Company for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's offices located at 3191 Temple Avenue, Suite 250, Pomona, CA 91768, at 11 a.m. (Pacific Time) on March 10, 2005, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement and the enclosed Notice are being first mailed to stockholders of the Company on or about February 28, 2005.


                          VOTING AT THE SPECIAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on February 17, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding approximately 24,914,408 Shares held by approximately 696 holders of record. On the Record Date there were no Shares of the Company's stock held as treasury stock by the Company. Holders of record of the Company's Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Special Meeting.

         The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. The form of proxy is attached as Exhibit B hereto. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Special Meeting for action the person(s) named in the enclosed form(s) of proxy and acting there under will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Ultronics Corporation, 3191 Temple Avenue, Suite 250, Pomona, California 91768, Attention: Clyde E. Rhodes, Jr., Secretary.

         At the Company's Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including an amendment to the Company's Articles of Incorporation. This solicitation is being made by the Company. The approval of the amendment to the Articles of Incorporation requires the vote of a majority of the stockholders that are entitled to vote thereon. The Board recommends that holders of the Shares vote FOR the proposed amendment to the Articles of Incorporation.

                                   PROPOSAL 1

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
               ARTICLES OF INCORPORATION TO CHANGETHE NAME OF THE
                              COMPANY TO GEM, INC.

         The Board has approved, subject to stockholder approval, the Amended and Restated Articles of Incorporation in the form attached as Exhibit A hereto (the "Restated Articles") to change the name of the Company from Ultronics Corporation to GEM, Inc. The Board believes that the change of corporate name is desirable in that the new name better reflects the operations of the Company in developing and marketing its products and services.

         The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. If the name change is approved, we will be assigned a new trading symbol which will be announced prior to the name change becoming effective.

Proposal

     At the Special Meeting, stockholders will be asked to approve the name change. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock. If the proposal is approved, a Certificate of Amendment amending the Company's Articles of Incorporation will be filed in the Office of the Secretary of the State of Nevada as soon as possible and the name change will then become effective.

  The Board of Directors has approved and recommends a vote FOR this proposal.

                                   PROPOSAL 2

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                      ARTICLES OF INCORPORATION TO INCREASE
                   THE TOTAL AUTHORIZED SHARES OF COMMON STOCK
General
         On February 17, 2005, the Board of Directors of the Company adopted, subject to stockholder approval, the form of the Restated Articles to increase the total authorized shares of the Company from 25,000,000 to 250,000,000, of which 200,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value.

     As of February 17, 2005, 24,914,408 shares of common stock were issued and outstanding; 1,681,500 shares were reserved for issuance pursuant to outstanding grants under the Company's stock option plans; 4,869,883 shares were reserved for issuance pursuant to the exercise of outstanding warrants; and 982,555 shares were reserved for the conversion of convertible notes. Therefore, of the 25,000,000 shares currently authorized by the Articles, no shares are presently available for general corporate purposes. Assuming Proposal 2 is approved by the stockholders, approximately 33,410,346 shares of common stock will be outstanding or reserved for issuance on exercise of options existing or to be granted under the Company's stock option and stock purchase plans, upon exercise of outstanding warrants and conversion of convertible notes and approximately 166,589,654 shares will be available for general corporate purposes.

     As of February 17, 2005, no shares of preferred stock were authorized, issued or outstanding.

Purposes and Effects of the Authorized Shares Amendment

     The increase in authorized shares of common stock and preferred stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company's capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

     If approved, under the Restated Articles all previous authorized, issued and outstanding shares of Class "A" voting common stock, $.001 par value, would be deemed reclassified as common stock, $.001 par value. Each holder of shares of common stock will be entitled to one vote for each share held by the holder. Each share of common stock shall have the same relative powers, preferences and rights as all other shares of common stock of the Company, but will be subject to the powers, designations, preferences and relative rights of the preferred stock.

         The Board of Directors would also have the authority from time to time to provide for the issuance of preferred stock in series, and to fix the powers, designations, preferences and relative participating, optional, or other special rights of the shares of each series, as well as the qualifications, limitations and restrictions of each series. Among other things, the Board of Directors would have the power to establish the following for each class of preferred stock: (1) the serial designation and number of shares; (2) dividend rights; (3) voting powers, whether full or limited; (4) redemption rights; (5) liquidation or dissolution rights; (6) sinking or retirement fund rights; (7) the right to convert or exchange into another class of stock; (8) the subscription price and form of consideration for which the shares of such series shall be issued; and
(9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued, and whether such shares may be reissued as shares of the same or any other series of preferred stock.

         The Board of Directors does not intend to issue any common or preferred stock or securities convertible into common or preferred stock, except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company's management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of common or preferred stock to be authorized by the proposed amendment to the Articles.

         Although an increase in the authorized shares of common and preferred stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Articles is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

         At the Special Meeting, stockholders will be asked to approve the amendment to the Articles of Incorporation to increase the total authorized shares of the Company from 25,000,000 shares to 250,000,000 shares, of which 200,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's common stock.

    The Board of Directors has approved recommends a vote FOR this proposal.

                                   PROPOSAL 3

                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                  ARTICLES OF INCORPORATION IN THEIR ENTIRETY

         The Board has approved, subject to stockholder approval, of the Restated Articles in their entirety. In addition to the amendments described in Proposals 1 and 2, the Restated Articles include additional provisions for the indemnification of directors, the conduct of meetings of and voting by stockholders, and the obligation of stockholders to provide certain information to the Company, and the restatement of previously existing provisions.

     The Board recommends the approval of these other amendments and restatements. The provisions for indemnification of directors would help attract and retain the most qualified individuals to serve as directors (see Articles 9 and 10). The provisions for the conduct of meetings of and voting by stockholders would facilitate the approval of actions taken by stockholders (see
Article 7). The provision requiring shareholders certain information to the Company, namely, the name, address, the number and type of shares held by that person, and the manner of holding such shares would facilitate the Company's efforts to properly identify the record owners of its capital stock for corporate purposes, such as identifying them for notices, consents, and voting (see Article 12).

Proposal

     At the Special Meeting, stockholders will be asked to approve the Restated Articles in their entirety. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of Company's common stock.

    The Board of Directors has approved recommends a vote FOR this proposal.

                                  OTHER MATTERS

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefore. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                               By order of the Board of Directors,


                               By        /s/ Clyde E. Rhodes
                                  -----------------------------
                                   Clyde E. Rhodes, Jr., Secretary

                                    Exhibit A

                                 CERTIFICATE OF

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                              ULTRONICS CORPORATION

         Pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes, the undersigned does hereby declare and certify that:

     1. He is the duly elected Chief Executive Officer of Ultronics Corporation, a Nevada corporation.

     2. He has been authorized and directed to execute this Certificate of Amended and Restated Articles of Incorporation of Ultronics Corporation (this "Certificate") by resolution of the board of directors adopted on February 17, 2005.

     3. The shareholders of the corporation voted in favor of the amendments to the corporation's articles of incorporation, as set forth in the amended and restated articles of incorporation included in this Certificate, by a vote representing ____% of the voting power entitled to vote.

     4. This Certificate correctly sets forth the text of the articles of incorporation as amended to date, and the amended and restated articles of incorporation are as follows:


     FIRST: The name of the corporation (hereinafter called the corporation) shall be GEM, Inc.

         SECOND: The name of the corporation's resident agent in the State of Nevada is [Incorp Services and the street address of the said resident agent where process may be served on the corporation is 3675 Pecos-McLeod, Suite 1400,Las Vegas, NV 89121.] The mailing address and the street address of the said resident agent are identical.

         THIRD:     The corporation shall have perpetual existence.

         FOURTH: The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically, to have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized and any and all acts amendatory thereof and supplemental thereto.

         FIFTH: The aggregate number of shares of all classes of capital stock, which the corporation has authority to issue is 250,000,000 of which 200,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value. All previous authorized, issued and outstanding shares of Class "A" voting common stock, $.001 par value, are deemed reclassified as common stock, $.001 par value. The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided by the Nevada Revised Statutes, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and non-assessable. In the case of a stock dividend, the part of the surplus of the corporation, which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

                  (a) Except as provided in these Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

                  Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

                  In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

                  Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

                  (b) Except as provided in these Articles of Incorporation, the board of directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                           (1) the distinctive serial designation and the number
of shares constituting such series;

                           (2) the rights in respect of dividends, if any, to be
paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                           (3) the voting powers, full or limited, if any, of
the shares of such series;

                           (4) whether the shares of such series shall be
redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

                           (5) the amount or amounts payable upon the shares of
such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

                           (6) whether the shares of such series shall be
entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                           (7) whether the shares of such series shall be
convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                           (8) the subscription or purchase price and form of
consideration for which the shares of such series shall be issued; and

                           (9) whether the shares of such series which are
redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

                           Each share of each series of preferred stock shall
have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

         SIXTH: No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     SEVENTH: The following provisions shall apply to the conduct of meetings of and voting by the stockholders of the corporation:

                  (a) Meetings of the stockholders may be held at such place as the bylaws may provide.

                  (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be effected by written consent of stockholders entitled to vote and constituting the requisite voting power to take such an action at a meeting.

                  (c) Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose power and authority include the power and authority to call such meetings but special meetings may not be called by another person or persons.

                  (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

     EIGHTH: The governing board of the corporation shall be the "Board of Directors", and any member of said board shall be a "Director."

         The number of directors of the corporation may be increased or decreased in the manner provided in the bylaws of the corporation; provided, that the number of directors shall never be greater than 15 nor less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation). Exclusive of directors, if any, elected by the holders of preferred stock, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the vote of a majority of the remaining directors, though less than a quorum.

     NINTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.

         TENTH: The corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     TWELFTH: Upon written demand of the Corporation, each record holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of each person for whom such person holds such shares as the beneficial owner, the number, class and series of the shares so held, and manner of holding such shares. Likewise, upon written demand of the Corporation, each beneficial holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of any person who has an interest in such shares, directly or indirectly, and the nature of such interest. As used herein, the terms "beneficial owner" shall mean and include any person who has the sole or joint right to dispose of the shares or direct the disposal of shares, the sole or joint economic interest in the shares, or the sole or joint right to receive or direct the receipt of dividends or other distributions relating to the shares.

         I, the undersigned, being the Chief Executive Officer of Ultronics Corporation, a Nevada corporation, caused this Certificate to be executed in such capacity on February 17, 2005.




   ---------------------------------------
   Timothy J. Koziol, CEO

                                    Exhibit B

                              Ultronics Corporation
                          3191 Temple Avenue, Suite 250
                                Pomona, CA 91768
                            Telephone: (909) 444-9500

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         The undersigned hereby nominates, constitutes and appoints each of Timothy J. Koziol and Clyde E. Rhodes, Jr. the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Ultronics Corporation (the "Company") which the undersigned is entitled to represent and vote at the Special Meeting of Stockholders of the Company to be held at the Company's sales office at 3191 Temple Avenue, Suite 250, Pomona, California 91768 on March 10, 2005 at 11 a.m. Pacific Time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

               THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2

1. Approval to change the name of the Company to GEM, Inc. pursuant to the Amended and Restated Articles of Incorporation.

       []  FOR            []  AGAINST             []  ABSTAIN

2. Approval to increase the total authorized shares of the Company from 25,000,000 shares to 250,000,000 shares, of which 200,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value, pursuant to the Amended and Restated Articles of Incorporation.

       []  FOR            []  AGAINST             []  ABSTAIN

3. Approval to approve the Amended and Restated Articles of Incorporation in their entirety.

       []  FOR            []  AGAINST             []  ABSTAIN


                     DATED: ____________________________________.


                     -------------------------------------
                          (Name)

                     -------------------------------------
                     (Signature)

                    Please sign exactly as name appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE BY MARCH 4, 2005. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

     IF YOU LOSE THE ENVELOPE, PLEASE RETURN THIS CARD TO COLONIAL STOCK TRANSFER, 66 EXCHANGE PLACE, SALT LAKE CITY, UTAH, 84111, ATTENTION: ULTRONICS PROXY.